UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 10/31/11

Item 1.  Reports to Stockholders.

Zeo Strategic Income Fund

Class I :	ZEOIX

SEMI-ANNUAL REPORT

OCTOBER 31, 2011

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Zeo Capital Advisors	1 Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604, f. 347.412.7879

October 31, 2011

Dear Shareholders,

The first five months of the Zeo Strategic Income Fund (the “Fund”) have certainly not been boring. Since the Fund’s launch, we have seen the U.S. downgraded by S&P; the near-implosion of the Eurozone; a hard-fought legislative attempt to address mounting debt; and a more enthusiastic attempt by legislators to avoid complying with their own legislation. It’s no wonder that investors are confused, and the resulting market volatility brings to mind unpleasant memories of 2008 and 2009.

PERFORMANCE REVIEW

This uncertainty was the primary factor contributing to the Fund’s total return of -0.41% since inception. During the same period, the Barclays Capital U.S. Aggregate Bond Index (the “Benchmark”) gained +3.63%. The Fund typically invests in a short-duration portfolio of corporate debt, currently consisting primarily of high yield and convertible bonds. The high yield market, especially, declined substantially over the last several months, and while the Fund’s short maturities limited the effects of the broad market selloff, we were not immune. As a result, the Fund underperformed the Benchmark, which is made up of a longer duration portfolio of Treasuries and investment grade bonds that benefited from a rally in U.S. Treasury bonds.

While we are disappointed not to have outperformed the Benchmark, we are unwavering in our opinion that owning Treasuries in today’s environment has not been consistent with an objective of capital preservation for some time; the downside far outweighs the upside, with sustained price declines possible if interest rates go higher and stay there. In contrast, our short-dated portfolio is deliberately constructed to benefit from the accretion to par that takes place as bonds approach their maturities. Since the duration of our positions averages less than two years, we expect the Fund’s recent performance to be offset as our bonds accrue interest and mature. When judged over the long term, we are confident our approach will deliver competitive returns while exhibiting noticeably lower volatility than the Benchmark and our peers.

INVESTMENT OUTLOOK

In our view, the most notable and revealing event over the last few months was the U.S. debt downgrade. In the days and weeks prior, much attention was paid to a potential default as the federal government engaged in a politically-charged game of brinkmanship; even so, full principal repayment of U.S. debt was never really at risk. Ultimately, we believe the recorded history of the downgrade will have less to do with the creditworthiness of the Treasury as it does a secular de-risking triggered by a lack of confidence in Washington and its stubborn refusal to sacrifice short-term political narratives to face the country’s problems as the nuanced challenges that they are.

In considering this, we are struck by the difficulty of addressing an economy adjusting to the possibility of prolonged loose monetary policy, high unemployment and global inflationary pressures. Though employment is the most import factor, policymakers must be conscious of their effect on buying power: if the job market reality requires that income expectations reset lower, cost of living must follow suit; if such an outcome is politically untenable or economically dangerous, stakeholders must fund education and innovation. As it stands now, from where we sit, our citizenry and its representatives are at best doing neither and may be undermining both.

On the contrary, given the ubiquity of bearish outlooks, a slow crawl out of the abyss has as much potential to surprise investors as a systemic shock back into it. The primary capital markets have been active this year in both corporate debt and Web 2.0 IPOs. Meanwhile, a population on the verge of retirement is creating an insatiable demand for income-producing investments that may very well counteract poor economic fundamentals. To be sure, there are reasons to be optimistic. But we are always wary of disconnects, and this seems a big one.

As we head toward 2012, we see opportunities to capitalize on all of these themes. On the one hand, we have begun to anchor the portfolio with bonds that suit this secular need for income and leverage our expertise in opportunistic investments typically revealed in market volatility. On the other hand, we continue to reserve capacity, maintain liquidity and hold a significant cash balance that can be nimbly deployed as we look toward more attractive market entry points in the coming months.

We thank you for your support and confidence in our management, and we look forward to a long and fruitful partnership.

Sincerely,

Venk Reddy

Chief Investment Officer

2645-NLD-12/15/2011

Zeo Strategic Income Fund
PORTFOLIO REVIEW
October 31, 2011 (Unaudited)

The Fund's performance figures* for the period ending October 31, 2011, compared to its benchmark:

Annualized Average Returns:		Three Month	Inception** - October 31, 2011
Zeo Strategic Income Fund - Class I		-0.21%	-0.41%
Barclays Capital Aggregate Bond Index		2.31%	3.63%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-936-3863.

** Inception date is May 31, 2011.

Portfolio Composition	% of Net Assets
Bonds & Notes	50.3%
Convertible Bonds	21.9%
Other, Cash & Cash Equivalents	27.8%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 2011 (Unaudited)
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 50.3%
	AIRLINES - 12.0%
$ 722,877	Continental Airlines 2006-1 Class G Pass Through Trust (a)	0.6772	6/2/2013	$ 668,661
1,216,000	JetBlue Airways B-1 (Spare Parts) Pass Through Trust (a,b,c)	3.2471	1/2/2014	1,130,880
				1,799,541
	APPAREL - 3.6%
554,000	Hanesbrands, Inc. (a)	3.7695	12/15/2014	549,845

	ELECTRICAL COMPONENTS & EQUIPMENT - 4.2%
651,000	General Cable Corp. (a)	2.7471	4/1/2015	634,725

	HOUSEHOLD PRODUCTS/WARES - 3.7%
468,000	Diversey, Inc.	8.2500	11/15/2019	556,920

	INTERNET - 2.6%
354,000	Expedia, Inc.	7.4560	8/15/2018	395,807

	LODGING - 4.9%
235,000	Mandalay Resort Group	6.3750	12/15/2011	235,000
500,000	MGM Resorts International	6.7500	9/1/2012	499,375
				734,375
	RETAIL - 13.1%
228,000	Collective Brands, Inc.	8.2500	8/1/2013	228,285
180,000	Dillard's, Inc.	7.8500	10/1/2012	186,750
292,000	GameStop Corp.	8.0000	10/1/2012	292,029
502,000	PEP Boys - Manny, Moe & Jack	7.5000	12/15/2014	504,510
745,000	Sally Holdings LLC	9.2500	11/15/2014	764,556
				1,976,130
	TELECOMMUNICATIONS - 6.2%
493,000	Global Crossing Ltd.	12.0000	9/15/2015	565,717
358,000	Sprint Capital Corp.	8.3750	3/15/2012	361,580
				927,297

	TOTAL BONDS & NOTES (Cost - $7,686,302)			7,574,640

See accompanying notes to financial statements.
Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2011 (Unaudited)
Par Value		Coupon Rate (%)	Maturity	Value
	CONVERTIBLE BONDS - 21.9%
	COMMERCIAL SERVICES - 2.9%
$ 433,000	Euronet Worldwide, Inc.	3.5000	10/15/2025	$ 431,376

	ELECTRONICS - 13.0%
1,500,000	Kemet Corp.	2.2500	11/15/2026	1,498,500
455,000	L-1 Identity Solutions, Inc.	3.7500	5/15/2027	455,000
				1,953,500
	MISCELLANEOUS MANUFACTURING - 2.3%
341,000	Smith & Wesson Holding Corp.	4.0000	12/15/2026	341,853

	TELECOMMUNICATIONS - 3.7%
600,000	Alcatel-Lucent USA, Inc.	2.8750	6/15/2025	567,000

	TOTAL CONVERTIBLE BONDS (Cost - $3,306,501)			3,293,729
Shares
	SHORT-TERM INVESTMENTS - 36.8%
	MONEY MARKET FUND - 36.8%
5,543,738	Fidelity Institutional Money Market Government Portfolio, to yield 0.00% (Cost - $5,543,738) (d)			5,543,738

	TOTAL INVESTMENTS - 109.0% (Cost - $16,536,541) (e)			$ 16,412,107
	LIABILITIES LESS OTHER ASSETS - (9.0) %			(1,364,986)
	NET ASSETS - 100.0%			$ 15,047,121

(a)	Variable rate security - interest rate subject to periodic change.
(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions
	exempt from registration to qualified institutional buyers. At October 31, 2011 these securities amounted to $1,130,880
	or 7.52% of net assets.
(c)	The value of this security has been determined in good faith under the policies of the Board of Trustees.
(d)	Money Market Fund; Interest rate reflects seven-day effective yield on October 31, 2011.
(e)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 11,298
		Unrealized depreciation:		(135,732)
		Net unrealized depreciation:		$ (124,434)
See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011 (Unaudited)

ASSETS
Investment securities:
At cost	$ 16,536,541
At value	$ 16,412,107
Cash	19
Dividends and interest receivable	149,249
Prepaid expenses and other assets	3,659
TOTAL ASSETS	16,565,034

LIABILITIES
Payable for investments purchased	1,514,813
Fees payable to other affiliates	1,600
Accrued expenses and other liabilities	1,500
TOTAL LIABILITIES	1,517,913
NET ASSETS	$ 15,047,121

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 15,176,647
Undistributed net investment income	1,676
Accumulated net realized loss from security transactions	(6,768)
Net unrealized depreciation of investments	(124,434)
NET ASSETS	$ 15,047,121

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 15,047,121
Shares of beneficial interest outstanding	1,522,963
Net Asset Value (Net Assets / Shares Outstanding), offering price
and redemption price per share (a)	$ 9.88

(a) The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2011 (Unaudited)

INVESTMENT INCOME
Interest	$ 169,549
TOTAL INVESTMENT INCOME	169,549

EXPENSES
Investment advisory fees	45,717
Administrative services fees	24,620
Professional fees	14,656
Transfer agent fees	7,453
Registration fees	6,230
Compliance officer fees	6,144
Printing and postage expenses	4,082
Custodian fees	3,128
Trustees' fees and expenses	2,275
Insurance expense	1,342
Other expenses	911
TOTAL EXPENSES	116,558
Fees waived by the Adviser	(47,892)
NET EXPENSES	68,666
NET INVESTMENT INCOME	100,883

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from security transactions	(6,768)
Net change in unrealized depreciation of investments	(124,434)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(131,202)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (30,319)

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
October 31, 2011
(Unaudited) (1)
FROM OPERATIONS
Net investment income	$ 100,883
Net realized loss from security transactions	(6,768)
Net change in unrealized depreciation of investments	(124,434)
Net decrease in net assets resulting from operations	(30,319)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(99,207)

FROM SHARES OF BENEFICIAL INTEREST

Proceeds from shares sold	15,086,543
Net asset value of shares issued in
reinvestment of distributions to shareholders	90,144
Payments for shares redeemed	(40)
Net increase in net assets from shares of beneficial interest	15,176,647

TOTAL INCREASE IN NET ASSETS	15,047,121

NET ASSETS
Beginning of Period	-
End of Period*	$ 15,047,121
* Includes undistributed net investment income of:	$ 1,676

SHARE ACTIVITY
Shares Sold	1,513,866
Shares Reinvested	9,101
Shares Redeemed	(4)
Net increase in shares of beneficial interest outstanding	1,522,963

(1) The Zeo Strategic Income Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

Class I

Period Ended
October 31, 2011
(Unaudited) (1)
Net asset value,
beginning of period	$ 10.00

Activity from investment operations:
Net investment income (2)	0.09
Net realized and unrealized
loss on investments	(0.13)
Total from investment operations	(0.04)

Less distributions from:
Net investment income	(0.08)

Net asset value, end of period	$ 9.88

Total return (3,4)	-0.41%

Net assets, end of period (000s)	$ 15,047

Ratio of gross expenses to average
net assets (5,6)	2.55%
Ratio of net expenses to average
net assets (5,6)	1.50%
Ratio of net investment income
to average net assets (5,6)	2.20%

Portfolio Turnover Rate (4)	34%

(1)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4) Not annualized.
(5) Annualized.
(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2011 (Unaudited)

1.

ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks income and moderate capital appreciation.  The Fund currently offers the Class I shares; commencing operations on May 31, 2011.  Class I shares are offered at net asset value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 7,574,640	$ -	$ 7,574,640
Convertible Bonds	-	3,293,729	-	3,293,729
Money Market Funds	5,543,738		-	5,543,738
Total	$ 5,543,738	$ 10,868,369	$ -	$ 16,412,107

 The Fund did not hold any Level 3 securities during the period.  There were no significant transfers into or out of Level 1 or Level 2 during the period.  It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Security transactions and related income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal income tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011 (Unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions at U.S. Federal and Nebraska State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to shareholders – Distributions from net investment income, if any, are declared and paid at least quarterly.  The Fund will declare and pay net realized capital gains, if any, annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Zeo Capital Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Advisor receives monthly fees

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011 (Unaudited)

 calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million.  For the period ended October 31, 2011, the Advisor earned advisory fees of $45,717.

Pursuant to the Operating Expense Limitation and Security Agreement (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.50% of average daily net assets for Class I shares, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets for Class I shares.  If Fund Operating Expenses subsequently exceed 1.50% per annum of the Fund's average daily net assets for Class I shares, the reimbursements shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. For the period ended October 31, 2011, the Advisor waived fees in the amount of $45,717 and reimbursed expenses in the amount of $2,175.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration & Fund Accounting - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $50,000 and the basis point fees are:

  12 basis points or 0.12% per annum on the first $100 million in net assets

  9 basis points or 0.09% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011 (Unaudited)

The greater of the annual minimum or per account charges.  The annual minimum is $13,500* per share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

*The Fund’s annual minimum will increase to $15,000 on June 1, 2012.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended October 31, 2011, the Fund incurred expenses of $6,144 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended October 31, 2011, GemCom received $1,435 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  The Fund pays the chairperson of the Audit Committee its pro rata share of an additional $2,500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended October 31, 2011 amounted to $9,786,497 and $4,323,726, respectively.

5.   IN-KIND CONTRIBUTIONS

On June 1, 2011, the Fund received an in-kind contribution which consisted of $5,052,608 of securities received at value.  As a result of the in-kind contribution, the Fund issued 505,261 Class I shares.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2011 (Unaudited)

On August 2, 2011, the Fund received an in-kind contribution which consisted of $582,806 of securities received at value.  As a result of the in-kind contribution, the Fund issued 58,632 Class I shares.

6.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.  As of October 31, 2011 David R. Albin held approximately 67% of the voting securities of Class I shares of the Zeo Strategic Income Fund.

7.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Fidelity Institutional Money Market Government Portfolio (the “Portfolio”), a registered open-end fund incorporated in the United States of America. The Fund   may redeem its investment from the Portfolio at any time if the Advisor   determines that it is in the best interest   of the Fund and its shareholders to do so.  The performance of the Fund   may be directly affected by the   performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is included in the Fidelity Institutional Money Market Funds’ N-CSR filing dated May 25, 2011, available at ‘www.sec.gov’.

As of October 31, 2011, the percentage of the Fund’s net assets invested in the Portfolio was 36.8%.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Zeo Strategic Income Fund

EXPENSE EXAMPLES

October 31, 2011 (Unaudited)

As a shareholder of the Zeo Strategic Income Fund, you incur two types of costs: (1) transaction costs, including sales loads and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Adaptive Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 31, 2011 through October 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Zeo Strategic Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 5/31/11	Ending Account Value 10/31/11	Expenses Paid During Period* 5/31/11 – 10/31/11	Fund’s Annualized Expense Ratio***
Class I	$1,000.00	$995.90	$6.30	1.50%

Hypothetical (5% return before expenses)	Beginning Account Value 5/31/11	Ending Account Value 10/31/11	Expenses Paid During Period** 5/31/11 – 10/31/11	Fund’s Annualized Expense Ratio***
Class I	$1,000.00	$1,017.60	$7.61	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (154) divided by the number of days in the fiscal year (366).

**Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

***Annualized.

Approval of the Advisory Agreement – Zeo Strategic Income Fund

In connection with a regular meeting held on March 23, 2011, the Board of Trustees (the "Board") of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the "Advisory Agreement") between Zeo Capital Advisors, LLC (the "Adviser") and the Trust, on behalf of the Zeo Strategic Income Fund (the "Fund"). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) the Fund's management fees and operating expenses compared with similar mutual funds; (c) arrangements in respect of the distribution of the Fund's shares; (d) the overall organization of the Adviser; and (e) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Funds, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreements included the following:

Nature, Extent and Quality of Services.   A presentation was given by representatives of the Adviser regarding the Fund’s investment objective and investment strategies.  The Trustees then discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its Fund management personnel. The Board then reviewed the capitalization of the Fund’s Adviser based on financial statements provided by the Adviser in the Board materials and concluded that the Fund’s Adviser were sufficiently capitalized (or had other financial resources) to meet its obligations to the Trust. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider investment performance of the Fund. However, the Board, including the Independent Trustees, considered the Adviser’s past performance with existing clients.  The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee on the first $250million and then 0.75% on assets greater than $250 million based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quantity of the services the Fund expects to receive from the Adviser, and the level of fees paid by similar mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees considered, with respect to the Fund, the proposed advisory fees, other benefits to the adviser and expected asset levels. The Board also considered the expected impact of the expense limitation agreement on the adviser. The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and ass assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, concluded that the proposed fee structures are reasonable and that approval if the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund. .

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR

Zeo Capital Advisors, LLC

1 Montgomery Street, Suite 3450

San Francisco, CA 94104

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

01/04/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

01/04/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

01/04/12